UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

VAMPT AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53998	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2212 Queen Anne Avenue N.

Seattle, WA 98109

(Address of principal executive offices)

 866-725-0541

(Registrant’s telephone number, including area code)

518 17th Street, Suite 1000, Denver, Colorado 80202, 800-508-6149

(Registrant’s former name, address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 2 on a Form 8-K/A (the “Amendment”) is to amend our current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 11, 2012, as amended by Form 8-K/A filed on August 31, 2012 (collectively, the “Initial Filings”).

This Amendment amends and restates the Initial Filings.

Unless otherwise specifically stated, the disclosure provided in this document speaks as of the date of the Form 8-K filed on May 11, 2012 and has not been update with more current information. This Amendment should be read in conjunction with the Initial Filings and our other filings made with the SEC.

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we”, “us”, “our”, “our Company” or “the Company” are to the combined business of Coronado Corp. and its consolidated subsidiary. Following completion of the Merger (described in further detail below), Coronado Corp. (“Coronado”) changed its name to Vampt America, Inc. Further details are included in the Form 8-K filed with the SEC on June 20, 2012.

In addition, unless the context otherwise requires and for the purposes of this Report only:

●	“Closing Date” means May 7, 2012;
●	“Coronado” refers to the former Coronado Corp., a Nevada corporation, now currently known as Vampt America, Inc.;
●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“Merger” means the merger by VB Acquisition and Vampt;
●	“Securities Act” refers to the Securities Act of 1933, as amended;
●	“Vampt” refers to Vampt Beverage USA, Corp., a Nevada corporation;
●	“Vampt Shareholders” means the shareholders of common shares in the capital of Vampt; and
●	“VB Acquisition” means VB Acquisition Corp. a Nevada corporation and a direct, wholly owned subsidiary of Coronado.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This section restates and replaces the disclosure in the Initial Filings in its entirety.

The following table sets forth the ownership, as of May 7, 2012 of our common stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. After giving effect to the Merger, there were 17,287,602 Coronado common shares issued and outstanding. All persons named have sole or shared voting and investment control with respect to the shares, except as otherwise noted. The number of shares described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of the Form 8-K.

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Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class Post- Merger (2)	Percentage of Class After Outstanding Conversions (and Fully- Diluted) (3)
Series A Preferred Stock	Ian Toews 187 Terrace Hill Court Kelowna, BC Canada V1V 2T2	100 (4)	100%	100%
Common Stock	Inventur Holdings Corp. (5) 187 Terrace Hill Court Kelowna, BC Canada V1V 2T2	3,375,000	19.5%	13.5%
Common Stock	Richard Ikebuchi 3411 Moberly Road Kelowna, BC Canada V1W 3H9	768,750	4.4%	3.1%
Common Stock	Jaime Guisto 2212 Queen Anne Avenue N. Seattle, WA 98109	373,125	2.2%	1.5%
Common Stock	Gregory Darroch 576 Middleton Way Coldstream, BC Canada V1B 3W8	956,250	5.5%	3.8%
Common Stock	0913584 B.C. Ltd. (6) 1422 Copper Mountain Court Vernon, BC Canada V1B 3Y7	463,125	2.7%	1.9%
Common Stock	Vampt Beverage Corp. (7) 30084 RPO Glenmore Kelowna, BC V1V 2M4	450,000	2.6%	1.8%
Common Stock	VamptX Corp. (7) 187 Terrace Hill Court Kelowna, BC V1V 2T2	750,000	4.3%	3.0%
	All Officers, Directors and Related Parties as a Group	100 Series A Preferred Shares(4) 7,136,250 Common Shares	100% Series A Preferred Shares 41.3% Common Shares	100% Series A Preferred Shares 28.6% Common Shares
Common Stock	Drew Bonnell Suite 1660 – 1055 West Hastings Street Vancouver, BC Canada V6E 3B9	933,333	5.4%	3.7%
Common Stock	Greg Burnett Suite 3023 – 595 Burrard Street Vancouver, BC Canada V7X 1K8	983,333	5.7%	3.9%
Common Stock	Abeir Haddad 3080 Rosebery Avenue West Vancouver, BC Canada V7V 3A9	933,334	5.4%	3.7%
Common Stock	Kalamalka Partners Ltd. (8) Suite 101 – 2903 35th Avenue Vernon, BC Canada V1T 2S7	59,250 (9) (10)	-% (9)	(9) (10)

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(1)	In connection with closing of the Merger, all shareholders of Vampt who received Coronado shares entered into the Pooling Agreement. See Item 1.01 of this Report for further details.
(2)	Based on 17,287,602 issued and outstanding Coronado common shares after giving effect to the Merger.
(3)	Based on 24,953,495 issued and outstanding Coronado common shares after giving effect to the Merger and assuming the conversion of all outstanding subscriptions to purchase Vampt shares into 7,665,893 Coronado shares as described in Item 101 of this Report.
(4)	Shares of Series A Preferred Stock carry no voting rights except that holders will have the power to appoint two directors to the board of directors until May 7, 2015.
(5)	A company over which Ian Toews exercises voting control.
(6)	A company controlled by Darren Battersby.
(7)	A company whose directors, Ian Toews, Richard Ikebuchi and Gregory Darroch, who are also the directors of Vampt. Such directors have voting and dispositive control over the shareholdings of VamptX Corp.
(8)	Includes security holdings of Kalamalka Partners Ltd. and the Lenders for whom Kalamalka acts as agent. Kalamalka Partners Ltd. is a British Columbia company over which David Coombs, indirectly through his holding company R266 Investments Ltd., and David Willis directly exercise voting and investment control.
(9)	59,250 common shares in Vampt USA are held by one of the Lenders, and have not yet been converted into Coronado common shares. Such holdings represent less than 1% of the issued and outstanding Coronado common shares calculated on the basis described in footnote (2) above.
(10)	In aggregate, Kalamalka and the Lenders hold warrants to purchase an additional: (i) 800,000 Coronado common shares at $0.75 per share expiring on March 31, 2014; (ii) 400,000 Coronado common shares at a price of $0.75 per share expiring on March 31, 2014; and 750,000 Coronado common shares at $0.17 per share expiring on March 31, 2014. If fully exercised, Kalamalka and the Lenders’ 1,950,000 share purchase warrants and the 59,250 common shares held by one of the Lenders represent 5.1% of the 39,338,292 Coronado common shares on a fully diluted basis, after giving effect to the Merger and the conversion of all outstanding Vampt securities.

Changes in Control

We are not aware of any arrangements that may result in a change of control of us at a subsequent date.

Item 9.01     Financial Statements and Exhibits.

We are filing the following financial statements and pro forma financial information and exhibits as part of this Form 8-K/A, which replace the pro forma financial statements filed in the Initial Filings in their entirety:

●	Pro Forma Financial Statements as at and for the year ended December 31, 2011 and for the three months ended March 31, 2012 (unaudited); and

Index – Vampt America, Inc. Pro Forma Financial Statements as at and for the Year Ended December 31, 2011 and for the Three Months Ended March 31, 2012 (unaudited)

Unaudited Pro Forma Balance Sheet as at March 31, 2012	F-2
Unaudited Prof Forma Statement of Operations for the three months ended March 31, 2012	F-3
Unaudited Pro Forma Statement of Operations for the year ended December 31, 2011	F-4
Notes to the Pro Forma Financial Statements	F-5 to F-6

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Pro Forma Financial Statements

Vampt America, Inc.

As at and for the year ended December 31, 2011
& for the three months ended March 31, 2012

(Unaudited)

F-1

Unaudited Pro Forma Balance Sheet

March 31, 2012

	Coronado Corp.	Vampt Beverage USA, Corp	Pro Forma Adjustments		Pro Forma
	(Historical)	(Historical)
ASSETS
Current
Cash and cash equivalents	$7,601	$81,842	$29,637	A	$119,080
Accounts receivable	-	10,311	-		10,311
Accounts receivable – related party	-	25,000			25,000
Inventories	-	213,843	-		213,843
Prepaid expenses and deposits	-	61,000	-		61,000
	7,601	391,996	29,637		429,234

Deferred financing costs	-	9,912	-		9,912

Total Assets	7,601	$401,908	$29,637		$439,146

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current
Accounts payable and accrued liabilities	$40,664	$281,713	$(36,833)	A	$285,544
Short term debt	47,500	-	(45,640)	A	1,860
Short term notes due to related parties	68,574	-	(68,574)	A	-
Short term notes payable	-	575,000	-		575,000
Short term convertible notes payable	-	380,590			380,590
Accrued interest to related parties	18,073	-	(18,073)	B	-
Derivative liability	-	9,768	-		9,768
Due to stockholder	-	683,937	-		683,937
Total Current liabilities	174,811	1,931,008	(169,120)		1,936,699
Long term convertible notes payable	-	64,702	-		64,702

Total Liabilities	174,811	1,995,710	(169,120)		2,001,401

Stockholders’ equity (deficit)
Capital Stock
Authorized: 100,000,000 common share, $0.001 par value
Issued and outstanding shares: 17,287,502	5,589	-	11,699	A, C	17,288
Capital Stock
Authorized: 100,000,000 common share, $0.001 par value
Issued and outstanding shares: 17,287,502	-	2,047	2,047	C	-
Additional paid in capital	523,894	665,582	(507,588)	A,B,C	681,888
Deficit	(696,693)	(2,261,431)	696,693	D	(2,261,431)
Total stockholders’ equity	(167,210)	(1,593,802)	198,757		(1,562,255)

Total	$7,601	$401,908	$29,637		$439,146

See accompanying notes to the unaudited pro forma financial statements

F-2

Unaudited Pro Forma Statement of Operations

For the three months ended March 31, 2012

	Coronado Corp	Vampt Beverage USA, Corp	Pro Forma Adjustments		Pro Forma
	(Historical)	(Historical)

Revenue	$-	$27,850	$-		$27,850

Cost of goods sold	-	39,358	-		39,358

Gross Profit	-	(11,508)	-		(11,508)

Expenses
Compensation and benefits	-	164,387	-		164,387
General and administrative	3,577	28,707	(3,577)	E	28,707
Professional fees	19,822	38,810	(19,822)	E	38,810
Sales and marketing	-	57,634	-		57,634
Travel	-	20,654	-		20,654
	23,399	310,192	(23,399)		310,192

Other Income (Expense)
Interest expense – related parties	(2,733)	-	2,733	E	-
Gain on derivative liability	-	736	-		736
Interest expense	-	(33,372)	-		(33,372)
Loss on foreign exchange	(599)	-	599	E	-

Net loss	$(26,731)	$(354,336)	$26,731		$(354,336)

Basic and diluted loss per common share	$(0.00)	n/a		F	$(0.06)

Weighted average number of common shares outstanding	5,462,522	n/a		F	5,462,522

See accompanying notes to these unaudited pro forma financial statements

F-3

Unaudited Pro Forma Statement of Operations

For the year ended December 31, 2011

	Coronado Corp	Vampt Beverage USA, Corp	Pro Forma Adjustments		Pro Forma
	(Historical)	(Historical)

Revenue	$-	$517,462	$-		$517,462

Cost of goods sold	-	916,376	-		916,376

Gross Profit	-	(398,914)	-		(398,914)

Expenses
Compensation and benefits	-	473,548	-		473,548
General and administrative	9,698	72,789	(9,698)	E	72,789
Product research and development	-	100,174	-		100,174
Professional fees	26,152	127,555	(26,152)	E	127,555
Sales and marketing	-	514,764	-		514,764
Travel	-	150,146	-		150,146
	35,850	1,438,976	(35,850)		1,438,976

Other Income (Expense)
Interest expense – related parties	(41,765)	-	41,765	E	-
Interest expense	-	(50,722)	-		50,722
Gain on foreign exchange	1,182	-	(1,182)	E	-

Net loss	$(76,433)	$(1,888,612)	$76,433		$(1,888,612)

Basic and diluted loss per common share	$(0.02)	n/a		F	$(0.38)

Weighted average number of common shares outstanding	5,017,808	n/a		F	5,017,808

See accompanying notes to these unaudited pro forma financial statements

F-4

VAMPT AMERICA, INC.

Notes to the Pro Forma Financial Statements

(unaudited)

NotE 1 – Basis of presentation

The unaudited pro forma consolidated balance sheet as at March 31, 2012 and the unaudited pro forma condensed statements of operations for the year end December 31, 2011 and the three month period ended March 31, 2012 are based on the unaudited balance sheets of Coronado Corp (the “Company) and Vampt Beverage USA, Corp (“Vampt”) as of March 31, 2012, the audited statements of operations for the year ended December 31, 2011 and the unaudited statements of operations for the three months ended March 31, 2012 combined with pro forma adjustments to give effect to the merger as if it occurred on March 31, 2012.

These unaudited pro forma financial statements are provided for illustrative purposes and do not purport to represent what the Company’s financial position would have been if such transactions has occurred on the above mentioned dates. These statements were prepared based on accounting principles generally accepted in the United States. The use of estimates is required and actual results could differ from the estimates used. The Company believes the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the acquisition.

NOTE 2 – PRO FORMA ADJUSTMENTS TO BALANCE SHEET AND STATEMENTS OF OPERATIONS

A – To reflect the completion of the Company’s private placement financing, as if it happened March 31, 2012, by which it raised proceeds of $180,684 through the issuance of 1,129,169 common shares at a price of $0.16 per share and to reflect the settlement of the Company’s material liabilities as the use of the proceeds raised.

B – To reflect the forgiveness of accrued interest owing to related parties as if it occurred on March 31, 2012.

C – To reflect the elimination of Vampt’s common stock and the issuance of the Company’s common stock pursuant to the terms of the merger as described in Note 3.

D – To reflect the elimination of the Company’s pre-merger historical accumulated deficit.

E – To reflect the elimination of the Company’s pre-merger expenses for the year ended December 31, 2011 and for the three months ended March 31, 2012.

F – The pro forma loss per common share is calculated as if the shares issued pursuant to the terms of the merger were issued on March 31, 2012. The issuance of the shares on this date would have no impact to the calculation of the weighted average number of common shares outstanding; therefore the pro forma loss per common share is calculated using the Company’s pre-merger weighted average number of common shares outstanding.

NOTE 3 – REVERSE MERGER TRANSACTION

Effective May 7, 2012, the Company entered into a series of transactions pursuant to which it acquired an operating business Vampt Beverage USA, Corp, (“Vampt”), by completing a statutory merger under the Nevada Revised Statutes (the “Merger”). The Merger was agreed to under a plan of merger and merger agreement dated December 8, 2011 among the Company and Vampt. The Merger was effected by converting all of the issued and outstanding common stock in the capital of Vampt and common share purchase warrants into the equivalent securities in the Company at a ratio of three-quarters of a Company security for every 1 Vampt security issued and at a price of less than $0.50 per share, and at a ratio of 1 the Company security for every 1 Vampt security issued at a price of $0.50 or more, and outstanding as of the effective time of the Merger. A total of 10,568,751 Company common shares and Company warrants to purchase up to an additional 476,250 Company common shares at a price of $0.75 per share until October 15, 2014 were issued, representing 60.4% of the total common shares of Vampt on a fully diluted basis taking into account the additional subscriptions received by Vampt, but not issued out of treasury as at June 30, 2012. The warrants issued by the Company are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes. As a result of the Merger, Vampt became a controlled majority-owned subsidiary of the Company. Vampt has one wholly-owned subsidiary, Vampt Brewing Company Limited.

F-5

VAMPT AMERICA, INC.

Notes to the Pro Forma Financial Statements

(unaudited)

NOTE 3 – REVERSE MERGER TRANSACTION (continued)

Prior to and after completing the Merger, Vampt entered into subscription agreements granting subscribers the right to purchase 8,230,363 common shares and 4,073,158 warrants, options and convertible debt, representing 39.6% of the issued and outstanding securities of Vampt on a fully diluted basis. These securities had not been converted into securities of the Company as of June 30, 2012.

The Company also created a class of Series A Preferred Stock (the “Preferred Shares”) pursuant to the Merger. A total of 100 Preferred Shares (100%) were issued to Ian Toews, the former principal shareholder of Vampt who is now the Chief Executive Officer and a Director of the Company, under the Merger Agreement. The Preferred Shares carry the right for the holder to appoint two directors to the Company’s board of directors for a period of 3 years after the effective time of the Merger and the right to receive 10% of the consideration tendered in the event of any take-over or buy-out of the Company.

Effective June 19, 2012, pursuant to the Merger the Company changed its name from “Coronado Corp.” to “Vampt America Inc.”

Based on the unaudited balance sheet of the Company pre-Merger, the net assets at estimated fair market value that were combined in the Merger were as follows:

Cash	$47,425
Current liabilities	$21,308
Net assets acquired	$26,117

The acquisition was accounted for as a recapitalization and Vampt was deemed the acquirer for accounting purposes. The substance of the transaction is a capital transaction and will be accounted for as a reverse takeover.

F-6

(d)	Exhibits.

As part of this Amendment, we are refiling Exhibit 3.5 in proper electronic format.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated December 8, 2011, among Vampt, Coronado, and VB Acquisition Corp. (1)
2.2	Disclosure Schedules to the Merger Agreement
3.1	Articles of Merger (2)
3.2	Certificate of Designation For Series A Preferred Stock (2)
3.3	Articles of Incorporation (2)
3.4	By-laws (3)
3.5	Certificate of Amendment filed June 25, 2010
10.1	Form of Warrant Certificate (4)
10.2	Form of Letter of Transmittal and Pooling Agreement dated May 7, 2012 (4)
10.3	Management Agreement with Ian Toews dated March 1, 2012 (1)
10.4	Management Agreement with Richard Ikebuchi dated March 1, 2012 (1)
10.5	Management Agreement with Darren Battersby dated March 1, 2012 (1)
10.6	Management Agreement with Jaime Guisto dated March 1, 2012 (1)
10.7	Trademark Assignment Agreement with Vampt Beverage Corp. dated April 11, 2012 (1)
10.8	Undertaking by Vampt Beverage USA, Corp. dated April 11, 2012 (1)
10.9	Loan Transfer, Guarantee and Warrant Agreement dated April 11, 2012 (1)
10.10	Security Agreement of Vampt Brewing Company Limited dated April 11, 2012 (1)
10.11	Pledge and Security Agreement of Vampt Beverage USA, Corp. dated April 11, 2012 (1)
10.12	Agency and Interlender Agreement dated April 11, 2012 (1)
10.13	Barter and Marketing Services Agreement between Vampt and VamptX Corp. dated March 14, 2012 (1)
10.14	Brewing Agreement with Associated Brewing Company, Inc. dated January 1, 2012 (5)
10.15	Technology Transfer Agreement with Vampt Beverage Corp. dated November 25, 2011 (1)
10.16	Amendment to Technology Transfer Agreement with Vampt Beverage Corp. dated December 31, 2011 (1)
14	Coronado Corp. Code of Ethics (6)
16.1	Letter to the SEC from KPMG LLP dated as of August 29, 2012 (1)
99.1	Audited Consolidated Financial Statements for the period from inception on January 13, 2011 to December 31, 2011 for Vampt (4)

101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

* Filed herewith.

(1)  Filed as an exhibit to Coronado’s Form 8-K/A filed on August 31, 2012.

(2)  Filed as an exhibit to Vampt America’s Form 10-Q filed on August 21, 2012.

(3)  Incorporated by reference from Coronado’s registration statement on Form SB-2, filed on June 15, 2006.

(4)  Filed as an exhibit to Coronado’s Form 8-K filed on May 11, 2012.

(5)  Portions of the exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC.

(6) Filed as an exhibit to Coronado’s Form 10-KSB filed on June 29, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2012		VAMPT AMERICA, INC.

	By:	/s/ Ian Toews
Ian Toews
Chief Executive Officer, Secretary and Treasurer

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